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     MORGAN STANLEY SELECT DIMENSIONS INVESTMENT SERIES - BALANCED PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2009 - DECEMBER 31, 2009

                                                                   AMOUNT OF     % OF     % OF
                                     OFFERING                       SHARES      OFFERING  FUNDS
    SECURITY      PURCHASE/  SIZE OF PRICE OF    TOTAL AMOUNT      PURCHASED   PURCHASED  TOTAL
   PURCHASED     TRADE DATE OFFERING  SHARES     OF OFFERING        BY FUND     BY FUND  ASSETS       BROKERS        PURCHASED FROM
---------------- ---------- -------- -------- ----------------- -------------- --------- ------ ------------------- ----------------
 The Boeing Co.    07/23/09       --  $98.958      $750,000,000         15,000     0.01%  0.13%     BofA Merrill     Banc of America
   4.875% due                                                                                          Lynch,
   2/15/2020                                                                                       Deutsche Bank
                                                                                                    Securities,
                                                                                                       Morgan
                                                                                                      Stanley,
                                                                                                      Barclays
                                                                                                    Capital, BNP
                                                                                                      PARIBAS,
                                                                                                      CALYON,
                                                                                                       Credit
                                                                                                   Suisse, Daiwa
                                                                                                     Securities
                                                                                                   America Inc.,
                                                                                                     Mitsubishi
                                                                                                        UFJ
                                                                                                    Securities,
                                                                                                       Mizuho
                                                                                                     Securities
                                                                                                     USA Inc.,
                                                                                                     RBS, Wells
                                                                                                       Fargo
                                                                                                     Securities

 First Energy      08/04/09       --  $99.998   $600,000,000.00          5,000     0.00%  0.04%      Morgan         Barclays Capital
   Solutions                                                                                         Stanley,
 Corp. 6.050%                                                                                        Barclays
due 8/15/2021                                                                                        Capital,
                                                                                                      Credit
                                                                                                   Suisse, RBS,
                                                                                                     KeyBanc
                                                                                                     Capital
                                                                                                     Markets,
                                                                                                     SunTrust
                                                                                                     Robinson
                                                                                                    Humphrey,
                                                                                                   U.S. Bancorp
                                                                                                   Investments,
                                                                                                    Inc., The
                                                                                                     Williams
                                                                                                     Capital
                                                                                                   Group, L.P.

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  Viacom Inc.      08/19/09       --  $99.247   $250,000,000.00          5,000     0.00%  0.04%        Citi,            Deutsche
   5.625% due                                                                                      Deutsche Bank       Securities
   9/15/2019                                                                                        Securities,
                                                                                                     RBS, Daiwa
                                                                                                     Securities
                                                                                                   America Inc.,
                                                                                                       Mizuho
                                                                                                     Securities
                                                                                                   USA Inc., BNP
                                                                                                    PARIBAS, BNY
                                                                                                       Mellon
                                                                                                      Capital
                                                                                                   Markets, LLC,
                                                                                                     Mitsubishi
                                                                                                        UFJ
                                                                                                    Securities,
                                                                                                       Scotia
                                                                                                      Capital,
                                                                                                     Lloyds TSB
                                                                                                     Corporate
                                                                                                      Markets

    American       08/20/09       --  $99.904 $1,500,000,000.00         10,000     0.00%  0.08%   Citigroup Global   Banc of America
 Express Credit                                                                                    Markets, Inc.,
  Corp. 5.125%                                                                                      Credit Suisse
 due 8/15/2014                                                                                    Securities (USA)
                                                                                                LLC, RBS Securities
                                                                                                  Inc., BNP Paribas
                                                                                                  Securities Corp.,
                                                                                                    Deutsche Bank
                                                                                                  Securities Inc.,
                                                                                                     J.P. Morgan
                                                                                                  Securities Inc.,
                                                                                                   Mitsubishi UFJ
                                                                                                  Securities (USA)
                                                                                                   Inc., CastleOak
                                                                                                  Securities L.P.,
                                                                                                  Utendahl Capital
                                                                                                Partners, L.P., The
                                                                                                  Williams Capital
                                                                                                     Group, L.P.

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  Yum Brands Inc.  08/20/09       --  $99.849      $250,000,000          5,000     0.00%  0.04%    Goldman, Sachs     Goldman Sachs
    5.300% due                                                                                    & Co., Morgan
     9/15/2019                                                                                   Stanley, Citi,
                                                                                                J.P. Morgan, HSBC,
                                                                                                    Wells Fargo
                                                                                                 Securities, Rabo
                                                                                                  Securities USA,
                                                                                                 Inc., RBS, Scotia
                                                                                                   Capital, The
                                                                                                 Williams Capital
                                                                                                    Group, L.P.

    Avanlonbay     09/08/09       --  $99.896   $250,000,000.00         15,000     0.00%  0.13%      Wells Fargo       JP Morgan
 Communities Inc.                                                                                 Securities, LLC,
    6.100% due                                                                                     Banc of America
   3/15/2020                                                                                      Securities LLC,
                                                                                                  Citigroup Global
                                                                                                 Markets Inc., J.P.
                                                                                                  Morgan Securities
                                                                                                    Inc., Morgan
                                                                                                    Stanley & Co.
                                                                                                    Incorporated

    Prudential     09/10/09       -- $99.7676      $900,000,000         30,000     0.00%  0.25%   Banc of America   Barclays Capital
  Financial Inc.                                                                                   Securities LLC,
    4.750% due                                                                                    Barclays Capital
     9/17/2015                                                                                  Inc., Morgan Stanley
                                                                                                & Co. Incorporated,
                                                                                                     BNP Paribas
                                                                                                  Securities Corp.
                                                                                                  Daiwa Securities
                                                                                                 America Inc., HSBC
                                                                                                  Securities (USA)
                                                                                                Inc., RBS Securities
                                                                                                 Inc., Loop Capital
                                                                                                Markets LLC, Muriel
                                                                                                Siebert & Co., Inc.,
                                                                                                Samuel A. Ramirez &
                                                                                                 Company, Inc., The
                                                                                                  Williams Capital
                                                                                                     Group, L.P.

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 Newmont Mining    09/15/09       --  $98.808    $1,100,000,000         30,000     0.00%  0.25%     Deutsche Bank     Deutsche Bank
Corp. 6.250% due                                                                                   Securities, UBS
   10/01/2039                                                                                     Investment Bank,
                                                                                                     Citi, Daiwa
                                                                                                 Securities America
                                                                                                  Inc., HSBC, J.P.
                                                                                                Morgan, RBS, Scotia
                                                                                                    Capital, ANZ
                                                                                                   Securities, BNP
                                                                                                   PARIBAS, Mizuho
                                                                                                Securities USA Inc.,
                                                                                                 BNY Mellon Capital
                                                                                                 Markets, LLC, BBVA
                                                                                                  Securities, CIBC,
                                                                                                  SOCIETE GENERALE,
                                                                                                BMO Capital Markets,
                                                                                                   Mitsubishi UFJ
                                                                                                   Securities, RBC
                                                                                                  Capital Markets,
                                                                                                    U.S. Bancorp
                                                                                                  Investments, Inc.

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     Exelon        09/16/09       --  $98.863      $900,000,000         25,000     0.00%  0.21%   Barclays Capital, Barclays Capital
Gerneration Co.                                                                                 Credit Suisse, J.P.
   6.250% due                                                                                     Morgan, Goldman,
   10/01/2039                                                                                     Sachs & Co., Loop
                                                                                                  Capital Markets,
                                                                                                LLC, Morgan Stanley,
                                                                                                UBS Investment Bank,
                                                                                                The Williams Capital
                                                                                                     Group, L.P.

     Potash        09/23/09       --  $99.109      $500,000,000         10,000     0.00%  0.08% BofA Merrill Lynch,  Banc of America
 Corporation of                                                                                   HSBC, RBC Capital
  Saskatchewan                                                                                     Markets, Scotia
   4.875% due                                                                                   Capital, BMO Capital
    3/30/2020                                                                                   Markets, CIBC, Rabo
                                                                                                   Securities USA,
                                                                                                Inc., TD Securities,
                                                                                                   UBCS Investment
                                                                                                Bank, Mitsubishi UFJ
                                                                                                Securities, SOCIETE
                                                                                                 GENERALE, Comerica
                                                                                                Securities, Goldman,
                                                                                                Sachs & Co., Morgan
                                                                                                       Stanley

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   Enterprise      09/24/09       --  $99.355      $500,000,000         15,000     0.00%  0.12%  J.P. Morgan, BofA,     JP Morgan
    Products                                                                                     Merrill Lynch, BNP
Operating 5.250%                                                                                   PARIBAS, Morgan
  due 1/31/2020                                                                                    Stanley, Mizuho
                                                                                                Securities USA Inc.,
                                                                                                     Wells Fargo
                                                                                                Securities, DnB NOR
                                                                                                    Markets, UBS
                                                                                                  Investment Bank,
                                                                                                 SunTrust, Robinson
                                                                                                 Humphrey, Deutsche
                                                                                                  Bank Securities,
                                                                                                   Scotia Capital,
                                                                                                  Daiwa Securities
                                                                                                  America Inc., ING
                                                                                                   Wholesale, RBS

 The Kroger Note   09/24/09       --  $99.889      $500,000,000          5,000     0.00%  0.04% BofA Merrill Lynch,  Banc of America
   3.900% due                                                                                   J.P. Morgan, Citi,
    10/1/2015                                                                                     Mitsubishi UFJ
                                                                                                 Securities, U.S.
                                                                                                     Bancorop
                                                                                                Investments, Inc.,
                                                                                                    Wells Fargo
                                                                                                Securities, Fortis
                                                                                                Securities LLC, The
                                                                                                 Williams Capital
                                                                                                    Group, L.P.

      L-3          09/29/09       --  $99.642    $1,000,000,000          1,000     0.00%  0.08% BofA Merrill Lynch,  Banc of America
 Communications                                                                                     Deutsche Bank
  Corp. 5.200%                                                                                       Securities,
 due 10/15/2019                                                                                  SunTrust, Robinson
                                                                                                   Humphrey, Wells
                                                                                                  Fargo Securities,
                                                                                                  Barclays Capital,
                                                                                                   CALYON, Scotia
                                                                                                    Capital, ANZ
                                                                                                     Securities,
                                                                                                   Mitsubishi UFJ
                                                                                                  Securities, RBS,
                                                                                                  SOCIETE GENERALE,
                                                                                                 BNY Mellon Capital
                                                                                                    Markets, LLC

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  Enel Finance     09/30/09       --  $99.560    $1,750,000,000        100,000     0.08%  0.83%  Citi, BofA Merrill    JP Morgan
 International                                                                                     Lynch, Barclays
 SA 5.125% due                                                                                      Capital, J.P.
   10/07/2019                                                                                      Morgan, Credit
                                                                                                   Suisse, Morgan
                                                                                                  Stanley, Deutsche
                                                                                                   Bank Securities

     Boston        10/06/09       --  $99.931      $700,000,000         25,000     0.00%  0.21% BofA, Merrill Lynch,     Banc of
 Properties LP                                                                                   BNY Mellon Capital     America
   5.875% due                                                                                   Markets, LLC, Citi,
   10/15/2019                                                                                       Deutsche Bank
                                                                                                  Securities, Wells
                                                                                                  Fargo Securities,
                                                                                                     Capital One
                                                                                                     Southcoast,
                                                                                                     Commerzbank
                                                                                                    Corporates &
                                                                                                Markets, Mitsubishi
                                                                                                UFJ Securities, PNC
                                                                                                Capital Markets LLC,
                                                                                                RBS, Scotia Capital,
                                                                                                  SunTrust Robinson
                                                                                                    Humphrey, TD
                                                                                                  Securities, U.S.
                                                                                                Bancorp Investments,
                                                                                                        Inc.

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     Verisk        10/06/09       --  $22.000       $85,250,000          4,000     0.00%  0.03%     BofA Merrill      Merrill Lynch
 Analytics Inc.                                                                                     Lynch, Morgan
                                                                                                    Stanley, J.P.
                                                                                                    Morgan, Wells
                                                                                                  Fargo Securities,
                                                                                                   William Blair &
                                                                                                  Company, Fox-Pitt
                                                                                                   Kelton Cochran
                                                                                                   Caronia Waller,
                                                                                                  Keefe Bruyette &
                                                                                                        Woods

Commonwealth Bank  10/08/09       --  $99.448    $1,500,000,000         15,000     0.00%  0.12%   Goldman, Sachs &       Goldman
   of Australia                                                                                   Co., J.P. Morgan        Sachs
    5.000% due                                                                                    Securities Inc.,
    10/15/2019                                                                                  Morgan Stanley & Co.
                                                                                                    Incorporated,
                                                                                                Commonwealth Bank of
                                                                                                      Australia

 Amphenol Corp.    10/29/09       --  $99.813      $600,000,000          5,000     0.00%  0.04% BofA Merrill Lynch,       Banc of
   4.750% due                                                                                       Deutsche Bank         America
   11/15/2014                                                                                     Securities, J.P.
                                                                                                Morgan, Wells Fargo
                                                                                                     Securities,
                                                                                                   Mitsubishi UFJ
                                                                                                 Securities, Mizuho
                                                                                                Securities USA Inc.,
                                                                                                    TD Securities

     Verisk        10/06/09       --  $22.000       $85,250,000            400     0.00%  0.03% BofA Merrill Lynch,      Merrill
 Analytics Inc.                                                                                 Morgan Stanley, J.P.      Lynch
                                                                                                Morgan, Wells Fargo
                                                                                                Securities, William
                                                                                                  Blair & Company,
                                                                                                   Fox-Pitt Kelton
                                                                                                   Cochran Caronia
                                                                                                    Waller, Keefe
                                                                                                  Bruyette & Woods

     Quest         11/12/09       --  $98.491      $500,000,000         10,000     0.00%  0.08% BofA Merrill Lynch,      Banc of
  Diagnostics                                                                                   Morgan Stanley, RBS,     America
Inc. 4.750% due                                                                                      Wells Fargo
   1/30/2020                                                                                      Securities, J.P.
                                                                                                Morgan, U.S. Bancorp
                                                                                                 Investments, Inc.,
                                                                                                  CALYON, Barclays
                                                                                                 Capital Mitsubishi
                                                                                                   UFJ Securities

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Waste Management   11/12/09       --  $98.466     $600,000,000         345,000     0.05%  0.13%   BNP PARIBAS, J.P.     JP Morgan
 Inc. 6.125% due                                                                                   Morgan, Scotia
   11/30/2039                                                                                   Capital, Wells Fargo
                                                                                                Securities, CALYON,
                                                                                                   Citi, Comerica
                                                                                                  Securities, Daiwa
                                                                                                 Securities America
                                                                                                Inc., Goldman, Sachs
                                                                                                  & Co., Mitsubishi
                                                                                                   UFJ Securities,
                                                                                                  Mizuho Securities
                                                                                                  USA Inc., Morgan
                                                                                                  Keegan & Company,
                                                                                                   Inc., SunTrust
                                                                                                 Robinson Humphrey,
                                                                                                    U.S. Bancorp
                                                                                                  Investments, Inc.

 Bank of America   12/03/09       --  $15.000    $1,286,000,000          7,000     0.00%  0.34% BofA Merrill Lynch,   Merrill Lynch
Corp. PFD 10.000                                                                                UBS Investment Bank

   Hess Corp.      12/09/09       --  $99.234      $250,000,000         25,000     0.00%  0.21%   Goldman, Sachs &      JP Morgan
   6.000% due                                                                                    Co., J.P. Morgan,
    1/15/2040                                                                                      Morgan Stanley

   Wells Fargo     12/15/09       --  $25.000      $426,000,000          3,900     0.00%  0.15%     Wells Fargo       Goldman Sachs
     Company                                                                                        Securities,
                                                                                                Goldman, Sachs Co.,
                                                                                                Credit Suisse, J.P.
                                                                                                   Morgan, Morgan
                                                                                                      Stanley
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